Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the period ended September 30, 2006 of Charles River Laboratories International, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James C. Foster, the Chairman, Chief Executive Officer and President, and Thomas F. Ackerman, Corporate Executive Vice President and Chief Financial Officer, each hereby certifies, to the best of his knowledge and pursuant to 18 U.S.C. Section 1350, that:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:	November 9, 2006	/s/ JAMES C. FOSTER
James C. Foster
Chairman, Chief Executive Officer & President
Charles River Laboratories International, Inc.
Dated:	November 9, 2006	/s/ THOMAS F. ACKERMAN
Thomas F. Ackerman
Corporate Executive Vice President & Chief Financial Officer
Charles River Laboratories International, Inc.